File No. 33-49439
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         POST EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6
  For Registration Under the Securities Act of 1933 of Securities of
  Unit Investment Trusts Registered on Form N-8B-2.
  A.  Exact name of Trust:
      PAINEWEBBER PATHFINDERS TRUST, TREASURY AND GROWTH STOCK
      SERIES 16
  B.  Name of Depositor:
      PAINEWEBBER INCORPORATED
  C.  Complete address of Depositor's principal executive office:
      PAINEWEBBER INCORPORATED
      1285 Avenue of the Americas
      New York, New York 10019
  D.  Name and complete address of agents for service:
      PAINEWEBBER INCORPORATED
      Attention: Mr. Robert E. Holley
      1200 Harbor Blvd.
      Weehawken, New Jersey 07087
  (x) Check if it is proposed that this filing should become effective (immediately upon filing or on April 22, 1998) pursuant to paragraph
      (b) of Rule 485.
  E.  Total and amount of securities being registered:
      An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.
  F. Proposed maximum offering price to the public of the securities being registered:
      Indefinite pursuant to Rule 24f-2
  G. Amount of filing fee, computed at one-thirty-fourth of 1 percent of the proposed maximum aggregate offering price to the public:
      In accordance with Rule 24f-2, a fee in the amount of $0 was paid on March 20, 1998 in connection with the filing of the Rule 24f-2 Notice for the Trust's most recent fiscal year.
  H.  Approximate date of proposed sale to public:
      AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE
      REGISTRATION STATEMENT.

                         PAINEWEBBER PATHFINDERS TRUST,
                       TREASURY AND GROWTH STOCK SERIES 16
                              Cross Reference Sheet
       Pursuant to Rule 404(c) of Regulation C under the Securities Act of
                                      1933
        (Form N-8B-2 Items required by Instruction 1 as to Prospectus on
                                    Form S-6)
  Form N-8B-2                                                          Form S-6
  Item Number                                             Heading in Prospectus
  I.       Organization and General Information
  1.    (a)Name of Trust                )  Front Cover
        (b)Title of securities issued   )
  2.    Name and address of             )  Back Cover
        Depositor
  3.    Name and address of             )  Back Cover
        Trustee
  4.    Name and address of             )  Back Cover
        Principal
        Underwriter                     )
  5.    Organization of Trust           )  The Trust
  6.    Execution and                   )  The Trust
        termination of
        Trust Agreement                 )  Termination of the Trust
  7.    Changes of name                 )  *
  8.    Fiscal Year                     )  *
  9.    Litigation                      )  *
  II.       General Description of the Trust and Securities of the Trust
  10.   General Information             )  The Trust;
        regarding
        Trust's Securities and          )  Rights of Unit
        Rights
        of Holders                      )  holders
  (a)   Type of Securities              )  The Trust
        (Registered or Bearer)          )
  (b)   Type of Securities              )  The Trust
        (Registered or Bearer)          )
  *     Not applicable, answer
        negative or not required.

  (c)   Rights of Holders as to         )  Rights of Unit
        Withdrawal or                   )  holders
        Redemption
                                        )  Redemption;
                                        )  Public Offering of Units-
                                        )  Secondary Market for Units
  (d)   Rights of Holders as to         )  Secondary Market for
        conversion, transfer, etc.      )  Units Exchange Option
  (e)   Rights of Trust issues          )
        periodic payment plan           )  *
        certificates                    )
  (f)   Voting rights as to             )  Rights of Unit
        Securi-
        ties, under the Indenture       )  holders
  (g)   Notice to Holders as to         )
        change in                       )
        (1)Assets of Trust              )  Amendment of the
                                           Indenture
        (2)Terms and Conditions         )  Administration of the
                                           Trust-Portfolio Supervision
           of Trust's Securities        )  Investments
        (3)Provisions of Trust          )  Amendment of the
                                           Indenture
        (4)Identity of Depositor and    )  Administration of the Trust
           Trustee
  (h)   Consent of Security             )
        Holders
        required to change              )
        (1)Composition of assets        )  Amendment of the
                                           Indenture
           of Trust                     )
        (2)Terms and conditions         )  Amendment of the
                                           Indenture
           of Trust's Securities        )
        (3)Provisions of Indenture      )  Amendment of the
                                           Indenture
        (4)Identity of Depositor        )  Administration of the Trust
           and Trustee                  )
  11.   Type of Securities              )  The Trust
        Comprising Units
  12.   Type of securities              )  *
        comprising
        periodic payment                )
        certificates
  13.   (a)Load, fees, expenses, etc.   )  Public Offering of
                                        )  Units; Expenses of the
                                        )  Trust
  *     Not applicable, answer
        negative or not required.

        (b)Certain information          )  *
           regarding periodic payment   )  *
           certificates                 )
        (c)Certain percentages          )  *
        (d)Certain other fees, etc.     )  Expenses of the Trust
           payable by holders           )  Rights of Unitholders
        (e)Certain profits receivable   )  Public Offering of
           by depositor, principal      )  Units
           underwriters, trustee or     )  Public Offering of Units
           affiliated persons           )  Market for Units
        (f)Ratio of annual charges to   )  *
           income                       )
  14.   Issuance of Trust's             )  The Trust
        securities
                                        )  Public Offering of Units
  15.   Receipt and handling of         )  *
        payments from                   )
        purchasers
  16.   Acquisition and                 )  The Trust; Administration
        disposition of
        underlying securities           )  of the Trust; Termination
                                        )  of Trust
  17.   Withdrawal or                   )  Redemption
        redemption
                                        )  Public offering of Units
                                        )  -Secondary Market for
                                        )  -Exchange Option
                                        )  -Conversion Option
  18.   (a)Receipt and disposition of   )  Distributions of
           income                       )  Unitholders
        (b)Reinvestment of              )  *
           distributions
        (c)Reserves or special fund     )  Distributions to
                                        )  Unitholders; Expenses of
                                           Trust
        (d)Schedule of distribution     )  *
  19.   Records, accounts and           )  Distributions
        report
                                        )  Administration
                                        )  of the Trust
  20.   Certain miscellaneous           )  Administration of the Trust
        pro-
        visions of Trust                )
        agreement
  21.   Loans to security               )  *
        holders
  22.   Limitations on liability        )  Sponsor, Trustee
  23.   Bonding arrangements            )  Included in Form N-8B-2
  24.   Other material                  )  *
        provisions of
        trust agreement                 )
  *     Not applicable, answer
        negative or not required.

  III.        Organization
  Personnel and        Affiliated
  Persons of Depositor
  25.   Organization of                 )  Sponsor
        Depositor
  26.   Fees received by                )  Public Offering of
        Depositor
                                        )  Units Expenses of the Trust
  27.   Business of Depositor           )  Sponsor
  28.   Certain information as to       )  Sponsor
        officials and affiliated        )
        persons of Depositor            )
  29.   Voting securities of            )  *
        Depositor
  30.   Persons controlling             )  Sponsor
        Depositor
  31.   Payments by Depositor           )  *
        for
        certain other services          )
        rendered to Trust               )
  32.   Payments by Depositor           )  *
        for
        certain other services          )
        rendered to Trust               )
  33.   Remuneration of                 )  *
        employees of
        Depositor for certain           )
        services
        rendered to Trust               )
  34.   Remuneration of other           )  *
        persons
        for certain services            )
        rendered
        to Trust                        )
  IV.        Distribution and Redemption of Securities
  35.   Distribution of Trust's         )  Public Offering of Units
        securities by states            )
  36.   Suspension of sales of          )  *
        Trust's
        securities                      )
  37.   Revocation of authority         )  *
        to
        distribute                      )
  38.   (a)Method of distribution       )  Public Offering of Units
        (b)Underwriting agreements      )
        (c)Selling agreements           )  Sponsor
  *     Not applicable, answer
        negative or not required.

  39.   (a)Organization of principal    )  Sponsor
           underwriter                  )
        (b)N.A.S.D. membership of       )  Sponsor
           principal underwriter        )
  40.   Certain fees received by        )  Public Offering Price of
        principal underwriter           )  Units
  41.   (a)Business of principal        )  Sponsor
           underwriter                  )
        (b)Branch officers of           )  *
           principal underwriter        )
        (c)Salesman of principal        )  *
           underwriter                  )
  42.   Ownership of Trust's            )  *
        securities
        by certain persons              )
  43.   Certain brokerage               )  *
        commissions
        received by principal           )
        underwriter                     )
  44.   (a)Method of valuation          )  Public Offering Price of
                                        )  Units
        (b)Schedule as to offering      )  *
           price                        )
        (c)Variation in Offering        )  Public Offering Price of
           price to certain persons     )  Units
  45.   Suspension of                   )  *
        redemption rights
  46.   (a)Redemption valuation         )  Public Offering of Units
                                        )  -Secondary Market for Units
                                        )  -Valuation
        (b)Schedule as to redemption    )
           price                        )
  V.        Information concerning the Trustee or Custodian
  47.   Maintenance of position         )  Public Offering of Units
        in
        underlying securities           )  Redemption
                                        )  Trustee
                                        )  Evaluation of the Trust
  48.   Organization and                )
        regulation of
        Trustee                         )  Trustee
  49.   Fees and expenses of            )  Expenses of the Trust
        Trustee
  50.   Trustee's lien                  )  Expenses of the Trust
  *     Not applicable, answer
        negative or not required.

  VI.        Information
  concerning Insurance of
  Holders of Securities
  51.   (a)Name and address of          )  *
           Insurance Company            )
        (b)Type of policies             )  *
        (c)Type of risks insured and    )  *
           excluded                     )
        (d)Coverage of policies         )  *
        (e)Beneficiaries of policies    )  *
        (f)Terms and manner of          )  *
           cancellation                 )
        (g)Method of determining        )  *
           premiums                     )
        (h)Amount of aggregate          )  *
           premiums paid                )
        (i)Who receives any part of     )  *
           premiums                     )
        (j)Other material provisions    )  *
           of the Trust relating to     )
           insurance                    )
  VII.       Policy of Registrant
  52.   (a)Method of selecting and      )  The Trust;
           eliminating securities       )  Administration of the Trust
           from the Trust               )
        (b)Elimination of securities    )  *
           from the Trust               )
        (c)Policy of Trust regarding    )  Portfolio Supervision
                                        )  Administration of Trust
           substitution and
           elimination of securities    )
        (d)Description of any funda-    )  Administration of
           mental policy of the Trust   )  Trust
                                        )  Portfolio Supervision
  53.   (a)Taxable status of the        )  Tax status of the Trust
           Trust                        )
        (b)Qualification of the Trust   )  Tax status of the Trust
           as a mutual investment       )
           company                      )
  *     Not applicable, answer
        negative or not required.

  VIII.       Financial and
  Statistical Information
  54.   Information regarding           )  *
        the
        Trust's past ten fiscal         )
        years
  55.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  56.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  57.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  58.   Certain information             )  *
        regarding
        periodic payment plan           )
        certi-
        ficates                         )
  59.   Financial statements            )  Statement of Financial
        (Instruction 1(c) to            )  Condition
        Form S-6)
  *     Not applicable, answer
        negative or not required.

             PaineWebber Pathfinders Trust
        Treasury and Growth Stock Series Sixteen
             A "Unit Investment Trust"

5,700,000 Units

 The investment objective of this Trust is to preserve capital while providing for capital appreciation through an investment in "zero-coupon" United States Treasury obligations (the
"Treasury Obligations") and equity stocks having, in Sponsor's opinion on the Initial Date of Deposit, potential for appreciation (the
"Stocks"). The value of the Units will fluctuate with the value of the portfolio of underlying securities.

 The minimum purchase is $1,000 except that the minimum purchase in connection with an Individual
Retirement Account (IRA) or other tax-deferred retirement plan is $250. Only whole Units may be purchased

 THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
HAS THE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

 THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUST
HAS BEEN COMPLETED. THE UNITS OFFERED HEREBY ARE
ISSUED AND OUTSTANDING UNITS WHICH HAVE BEEN
ACQUIRED BY THE SPONSOR EITHER BY PURCHASE FROM
THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR IN
THE SECONDARY MARKET.

 SPONSOR:
   PaineWebber
    Incorporated
       Read and retain this prospectus for future reference.
Prospectus dated April 22, 1998

Essential Information Regarding The Trust

 The Trust.  The objective of the PaineWebber
Pathfinders Trust, Treasury and Growth Stock
Series 16 (the "Trust") is preservation of capital and capital appreciation through an investment in the principal or interest portions of stripped
"zero-coupon" United States Treasury notes or bonds as the case may be (the "Treasury
Obligations"), and equity stocks (the "Stock") which, in Sponsor's opinion on the Initial Date of Deposit, have potential for capital appreciation
(or "Stocks", and together with the Treasury
Obligations, the "Securities"). The stripped
Treasury Obligations in the Trust portfolio are interest-only portions of United States Treasury
Obligations (as further discussed under "Risk
Factors and Special Considerations"), maturing on February 15, 2004, represent approximately 43% of the aggregate market value of the Trust portfolio and the Stocks represent approximately 57% of the aggregate market value of the Trust portfolio. The stripped Treasury Obligations, as discussed below, make no payment of current interest, but rather make a single payment upon their stated maturity.
Because the maturity value of the Treasury
Obligations is backed by the full faith and credit of the United States, the Sponsor believes that the Trust provides an attractive combination of safety and appreciation for purchasers who hold
Units until the Trust's termination. The Trust has been formulated so that the portion of the Trust invested in stripped Treasury Obligations is designed to provide an approximate return of principal invested on the Mandatory Termination
Date for purchasers on the Initial Date of Deposit. (See "Essential Information--
Distributions".) Therefore, even if the Stocks are valueless upon termination of the Trust, and if the Treasury Obligations are held until their maturity in proportion to the Units outstanding, purchasers will receive, at the termination of the Trust, $1,000 per 1,000 Units purchased. This feature of the Trust provides that Unitholders who hold their units to the Mandatory Termination Date of the Trust on March 2, 2004, will receive the same amount as they originally invested, although they would have foregone earning any interest on the amounts involved and will not protect their principal on a present value basis, assuming the Stocks are valueless. Therefore, the Trust may be an attractive investment to those persons who buy their Units during the initial offering period and hold such Units throughout the life of the Trust until the Trust matures.

 Summary of Risk Factors. The stripped Treasury
Obligations may appreciate or depreciate in value depending upon economic and market conditions.
(For a further discussion of stripped Treasury
Obligations, see "Risk Factors and Special
Considerations.") The Stock may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting corporate profitability, the financial condition of issuers, the prices of equity securities in general and the Stock in particular and the risk inherent in an investment made in common stocks in general. In addition, the stripped Treasury Obligations may fluctuate substantially in value and may be subject to greater fluctuations in value during the life of the Trust than might be experienced by current interest-bearing Treasury Obligations which distribute income regularly. There is no assurance that the Trust's objective will be achieved at the Trust's intended maturity or if the Trust is terminated or Units redeemed prior to the Trust's intended maturity. The value of the Securities and, therefore, the value of Units may be expected to fluctuate. Purchasers who purchase Units subsequent to the Initial Date of Deposit will receive, if the pro rata portion of the Treasury
Obligations are held until maturity, $1,000 per 1,000 Units as a return of such purchaser's principal investment, regardless of the purchase price paid by such purchaser. (See "Risk Factors and Special Considerations.")

 The Composition of the Portfolio. PaineWebber understands the importance of long-term financial goals such as planning for retirement, funding a child's education, or trying to build wealth toward some other objective.

 In PaineWebber's view, one of the most important investment decisions an investor faces may be determining how to best allocate his investments to capture growth opportunities without exposing his portfolio to undue risk. For long-term capital growth, many investment experts recommend stocks.
As with all investments, the higher return poten-tial of equities is typically associated with higher risk. With this in mind, PaineWebber designed a portfolio to meet the needs of investors interested in building wealth prudently over a long-term time horizon by pairing the security of U.S. Treasury bonds with the growth potential of Stocks.

 The main objective of PaineWebber in constructing the portfolio of stocks was to select a group of stocks which, in PaineWebber's view, would be capable of, over the long-term, closely tracking the performance of the market as measured by the "S&P 500 Index". The S&P 500 Index is an unmanaged index of 500 stocks the value of which is calculated by Standard & Poor's Corporation, which, in PaineWebber's view, is a broadly diversified, representative segment of the market of all publicly traded stocks in the United
States.

 In constructing the Trust's portfolio, a computer program was generated against the 500 S&P Index stocks to identify the 40 S&P 500 Index stocks
(excluding IBM and General Electric and those stocks rated "Unattractive" or "Sell" by PaineWebber Equity Research) with the S&P 500
Index within a 3% tracking error.

 The Trust portfolio, in PaineWebber's opinion, is
comprised of a diversified group of companies
representing various industries. These are common
stocks issued by companies who may receive income
and derive revenues from multiple industry sources
but whose primary source is listed in the table
below. For a list of the individual common stocks
comprising each industry group listed below,
investors should consult the "Schedule of
Investments" herein.
                              Approximate Percentage
                              of Aggregate Market Value
Primary Industry Source       of Stocks in the Trust
Aerospace/Defense             1.62%
Automobile                    2.30
Automobile Parts--Replacement  .95
Beverages                     3.28
Chemicals                     2.48
Commercial Services            .11
Computer Software             2.79
Diversified Operations         .59
Electronics                   3.52
Environmental Control          .68
Financial Banks--Commercial   5.52
Food--Processing              2.58
Forest Products & Paper        .85
Information Technology         .02
Insurance                     3.03
Manufacturing                 1.08
Office/Business Equipment     3.41
Oil/Gas--International        4.75
Pharmaceuticals               7.03
Publishing/Printing           2.04
Restaurants/Food Service       .26
Retail                        1.93
Retail--Special Line          1.27
Telecommunications            4.92
X-Ray Equipment                .02
 The Sponsor anticipates that, based upon last dividends actually paid, dividends from the Stock will be sufficient (i) to pay expenses of the Trust (see "Expenses of the Trust" herein), and
(ii) after such payment, to make distributions of such to Unitholders as described below under "Distributions".

 Additional Deposits. After the initial deposit on the Initial Date of Deposit the Sponsor may, from time to time, cause the deposit of additional
Securities in the Trust where additional Units are to be offered to the public, replicating, the original percentage relationship between the maturity values of the Treasury Obligations and the number of shares of the Stocks deposited on the Initial Date of Deposit, subject to certain adjustments. The Trustee purchases additional securities with cash or cash equivalents based on instructions to purchase such Securities. Costs incurred in acquiring such additional Stocks which are not listed on any national securities exchange, including brokerage fees, stamp taxes and certain other costs associated with purchasing such additional Stocks, will be borne by the Trust. Investors purchasing Units during the initial public offering period will experience a dilution of their investment as a result of such brokerage fees and other expenses paid by the Trust when the Trustee makes additional deposits of Securities. (See "The Trust" and "Risk Factors and Special Considerations".)

 Termination. As directed by the Sponsor, approximately 30 days prior to the maturity of the Treasury Obligations the Trustee will begin to sell the Stocks held in the Trust. Stocks having the greatest amount of capital appreciation will be sold first. In certain circumstances, and if there is no regulatory impediment, monies held upon the sale of Securities may, at the direction of the Sponsor, be invested for the benefit of Unitholders in United States Treasury obligations which mature on or prior to the next distribution date ("Short-term Treasury Obligations," and together with the Stocks and the Treasury
Obligations, the "Securities") (see
"Administration of the Trust--Reinvestment").
Otherwise cash received by the Trust upon the sale or maturity of Securities will be held in non-interest bearing accounts created by the Indenture until distributed and will be of benefit to the Trustee. During the life of the Trust, Securities will not be sold to take advantage of market fluctuations. The Trust will terminate within 15 days after the Treasury Obligations mature. (See
"Termination of the Trust" and "Federal Income
Taxes".)

 Public Offering Price. The Public Offering Price per Unit is computed by dividing the Trust Fund
Evaluation by the number of Units outstanding and then adding a sales charge of 4.75% of the Public
Offering Price (4.99% of the net amount invested).
The sales charge is reduced after the first year and on a graduated scale for sales involving at least $50,000 or 50,000 Units and will be applied on whichever basis is more favorable to the purchaser. (See "Public Offering of Units--Sales
Charge and Volume Discount".)

 The public offering price on the Initial Date of Deposit is determined on the basis of the value of the Securities as of the close of business on the preceding business day (i.e., by "backward pricing") pursuant to an exemptive order of the Securities and Exchange Commission (the "SEC"), which applies only to purchase orders received on the Initial Date of Deposit. As a condition of that order, however, if the public offering price based on the value of the Securities as of the close of business on the Initial Date of Deposit
(i.e., by "forward pricing") would be less than $.97 1/2 , then purchase orders received on that day will be filled on the basis of the lower public offering price.

 Distributions. The Trustee will distribute any net income and principal received quarterly on the Distribution Dates. Income with respect to the original issue discount on the Treasury
Obligations will not be distributed although
Unitholders will be subject to income tax at ordinary income rates as if a distribution had occurred. (See "Federal Income Taxes".) Upon termination of the Trust, the Trustee will distribute to each Unitholder his pro rata share of the Trust's assets, less expenses. The sale of Stocks in the Trust in the period prior to termination and upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to impending or actual termination of the Trust. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder. Unless a Unitholder purchases Units on the Initial Date of Deposit and unless the Treasury Obligations in proportion to the Units outstanding remain in the Trust, total distributions, including distribu-tions made upon termination of the Trust, may be less than the amount paid for a Unit.

 Market for Units. The Sponsor, though not obligated to do so, presently intends to maintain a secondary market for Units based upon the bid side evaluation of the Treasury Obligations. The public offering price in the secondary market will be based upon the value of the Securities next determined after receipt of a purchase order plus the applicable sales charge. (See "Public Offering of Units--Public Offering Price" and "Valuation".)
If a secondary market is not maintained, a Unitholder may dispose of his Units only through redemption. With respect to redemption requests in excess of $100,000, the Sponsor may determine in its sole discretion to direct the Trustee to redeem units "in kind" by distributing Securities to the redeeming Unitholder as directed by the Sponsor. (See "Redemption".)

                 THE TRUST

 The Trust is one of a series of similar but separate unit investment trusts created by the Sponsor pursuant to a Trust Indenture and Agreement* (the "Indenture") dated as of the Initial Date of Deposit, among PaineWebber Incorpo-rated, as Sponsor and the Investors Bank & Trust
Company and The First National Bank of Chicago, as
Co-Trustees (the "Co-Trustees" or "Trustee"). The objective of the Trust is preservation of capital and capital appreciation through an investment in Treasury Obligations and Stocks. These are equity stocks, which, in the Sponsor's opinion on the Initial Date of Deposit, are capable of, over the long-term, closely tracking the performance of the market as measured by the S&P 500 Index. The
Stocks contained in the Trust are representative of a number of different industries. Dividends, if any, received will be held by the Trustee in non-interest bearing accounts until used to pay expenses or distributed to Unitholders on the next
Distribution Date and to the extent that funds are held therein will benefit the Trustee.

 On the Initial Date of Deposit, the Sponsor deposited with the Trustee the confirmations of contracts for the purchase of Securities together with an irrevocable letter or letters of credit of a commercial bank or banks in an amount at least equal to the purchase price. The value of the Securities was determined on the basis described under "Valuation". In exchange for the deposit of the contracts to purchase Securities, the Trustee delivered to the Sponsor a registered certificate for Units representing the entire ownership of the Trust. On the Initial Date of Deposit the fractional undivided interest in the Trust represented by a Unit was as set forth in "Essential Information Regarding the Trust".

 With the deposit on the Initial Date of Deposit, the Sponsor established a proportionate relationship between the maturity value of the Treasury Obligations and the number of shares of each Stock in the Trust. The Sponsor may, from time to time, cause the deposit of additional
Securities in the Trust when additional Units are to be offered to the public, replicating the original percentage relationship between the maturity value of the Treasury Obligations and the number of shares of Stock deposited on the Initial
Date of Deposit and replicating any cash or cash equivalents held by the Trust (net of expenses).
The original proportionate relationship is subject to adjustment to reflect the occurrence of a stock split or other corporate action which affects the capital structure of the issuer of a Stock but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event. Taxable Stock dividends received by the Trust, if any, will be sold by the Trustee and the proceeds will be treated as income to the Trust.

 The Treasury Obligations consist of U.S. Treasury obligations which have been stripped of their unmatured interest coupons or interest coupons stripped from the U.S. Treasury Obligations. The obligor with respect to the Treasury Obligations is the United States Government. U.S. Government backed obligations are considered the safest investment.

 On the Initial Date of Deposit each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under "Essential Information Regarding the Trust". However, if additional Units are issued by the Trust (through the deposit of additional
Securities for purposes of the sale of additional
Units), the aggregate value of Securities in the Trust will be increased and the fractional undivided interest represented by each Unit in the balance will be decreased. If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced, and the fractional undivided interest represented by each remaining
Unit in the balance will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unitholder (which may include the Sponsor) or until the termination of the Trust. (See "Termination of the Trust".)

_________________
*   Reference is hereby made to said Trust
Indenture and Agreement and any statements contained herein
     are qualified in their entirety by the
provisions of said Trust Indenture and Agreement.
RISK FACTORS AND SPECIAL CONSIDERATIONS

 Risk Factors. An investment in the Trust should be made with the understanding of the risks inherent in an investment in deep discount or "zero-coupon" debt obligations and the risks associated with an investment in common stocks in general.

 The Trust contains stripped Treasury Securities described below (see "Schedule of Investments").
Stripped Treasury Securities consist of "interest-only" or "principal-only" portions of Treasury
Obligations. Interest-only portions of Treasury
Obligations represent the rights only to payment of interest on a date certain, and principal-only portions of Treasury Obligations represent the rights only to payment of principal at a stated maturity. Interest-only and principal-only portions of Treasury Obligations are deep discount obligations that are economically identical to zero-coupon obligations; that is, all such instruments are debt obligations which make no periodic payment of interest prior to maturity.
The stripped Treasury Securities in the Trust were purchased at a deep discount and do not make any periodic payments of interest. Instead, the entire payment of proceeds will be made upon maturity of such Treasury Obligations. The effect of owning deep discount bonds which do not make current interest payments (such as the stripped Treasury
Obligations in the Trust Portfolio) is that a fixed yield is earned not only on the original investment but also, in effect, on all earned discount during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, while the full faith and credit of the United States
Government provides a high degree of protection against credit risks, sale of Units prior to the termination date of the Trust will involve substantially greater price fluctuations during periods of changing market interest rates than would be experienced in connection with sale of Units of a Trust which held Treasury Obligations which made scheduled interest payments on a current basis.

 An investment in Units of the Trust should also be made with an understanding of the risks inherent in an investment in common stocks in general. The general risks are associated with the rights to receive payments from the issuer which are generally inferior to creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Holders of common stocks have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims against the issuer have been paid or provided for. By contrast, holders of preferred stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

 Common stocks do not represent an obligation of the issuer. Therefore they do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Unlike debt securities which typically have a stated principal amount payable at maturity common stocks do not have a fixed principal amount or a maturity.
Additionally, the value of the Stocks, like the Treasury Obligations, in the Trust may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit. The Stocks may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Stocks in particular.

 There is no assurance that the Trust's objective will be achieved. Until distributed, dividends and principal received upon the sale of Stocks may be reinvested, until the next applicable distribution date, in current interest-bearing United States
Treasury Obligations. (See "Administration of the
Trust-- Reinvestment".) (The Treasury Obligations, the current interest-bearing United States
Treasury Obligations if any, and the Stocks may be collectively referred to as "Securities" herein.)
The value of the Securities and, therefore, the value of Units may be expected to fluctuate.

 Investors should note that the creation of additional Units subsequent to the Initial Date of Deposit may have an effect upon the value of previously existing Units. To create additional
Units the Sponsor may deposit cash (or cash equivalents, e.g., a bank letter of credit in lieu of cash) with instructions to purchase Securities in amounts sufficient to maintain, to the extent practicable, the percentage relationship among the Securities based on the price of the Securities at the Evaluation Time on the date the cash is deposited. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units will represent less or more of that Security and more or less of the other
Securities in the Trust. Unitholders will be at risk because of price fluctuations during this period since if the price of shares of a Security increases, Unitholders will have an interest in fewer shares of that Security, and if the price of a Security decreases, Unitholders will have an interest in more shares of that Security, than if the Security had been purchased on the date cash was deposited with instructions to purchase the Security. In order to minimize these effects, the Trust will attempt to purchase Securities as close as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate the Trust at the Evaluation Time. Thus price fluctuations during this period will affect the value of every Unitholder's Units and the income per Unit received by the Trust. In addition, costs incurred in connection with the acquisition of Securities not listed on any national securities exchange (due to differentials between bid and offer prices for the Securities) and brokerage fees, stamp taxes and other costs incurred in purchasing stocks will be at the expense of the Trust and will affect the value of every Unitholder's Units.

Special Considerations.  The 49 Stocks in the
Portfolio represent large, well-known companies.
There follows a brief description of each company as of the Initial Date of Deposit. AT&T is a leading provider of long distance phone service, phone equipment and computers; spun off Lucent
Technologies (Networks, Communications Systems and
Software) in and the NCR Corporation. Abbott
Laboratories is a leading multinational health care company operating in two main industry segments: pharmaceutical and nutritional products and hospital and laboratory products. Airtouch
Communications represents one of the premier wireless companies in the world with cellular, paging and wireless data operations covering 85 million people worldwide. Allstate, a Sears spin-off, is a major underwriter of property-liability and life insurance. American International Group
(AIG) offers property and casualty, marine and life insurance, along with other financial services. Amoco is a major international oil company and the largest producer of natural gas in North America. Banc One Corporation is an Ohio-based bank with over 1,500 offices in 13 states.
BankAmerica is the third largest bank in the U.S.
BellSouth is the largest U.S. phone holding company. Bristol-Myers Squibb is one of the world's largest pharmaceutical companies. Chevron is an international oil company. Coca-Cola, the world's largest producer and distributor of soft drinks, sells its products in approximately 170 countries around the world. Darden Restaurants, a General Mills spin-off, operates 1,200 restaurants in North America. Dow Chemical is the one of the largest chemical companies in the world, it manufactures and supplies more than 2,000 products and services worldwide. Dupont is considered the world's largest chemical company, although 40% of its assets are in oil and gas. Dun & Bradstreet, a major marketer of business information spun off
A.C. Nielsen (Marketing research) and Cognizant
Corporation (Information Technology and Solutions) in 1996. Emerson Electric is a diversified manufacturing company whose key products include motors, controls, tools and industrial automation equipment sold worldwide. Exxon is a major oil, natural gas and petrochemicals company. Ford Motor
Company is the second largest automaker in the world and has large financial services operations.
Gannett publishes over 90 daily newspapers, including USA Today, 50 non-daily papers, and is the owner of television and radio stations, along with an outdoor advertising company. General Mills is a consumer foods company whose brands include
Betty Crocker, Bisquick and Gold Medal. General
Motors is the largest industrial corporation and largest automaker in the world. General Motors spun off Hughes Aircraft which subsequently merged and operates as part of the Raytheon Company, a major aerospace/defense contractor. Genuine Parts is the primary member of the national auto parts association (NAPA). Genuine Parts' largest division is the automotive parts group which operates 64 NAPA distribution centers serving approximately 6,000 NAPA stores. Hewlett Packard is a leading worldwide manufacturer of computers, test and measurement instruments, medical systems, electronic components and computer peripherals, including its well-known laserjet printers. Home
Depot operates over 500 warehouse stores in the U.S. and Canada selling building materials, home improvement items for "do it yourself" and home re-modeling items. Johnson & Johnson is the world's largest and most comprehensive health care product manufacturer serving the consumer, pharmaceutical and professional markets. Merck is the world's largest prescription drug company. Microsoft is a major producer of software for personal computers.
Minnesota Mining and Manufacturing makes recording tape, abrasives, specialty chemicals, health care products and office supplies; spun off Imation in 1996. Motorola is the leading producer of personal communications equipment, including cellular telephones, portable two-way radios and pocket pagers. NationsBank is the fourth largest bank in the U.S. Pacific Telesis Group merged and now operates as part of SBC Communications Inc., a major telecommunications provider. Pepsico operates in two major domestic and international businesses: soft drinks (with about one-third of total U.S. sales and 15% internationally) and snack foods (Frito-Lay); restaurants (including
Pizza Hut, Taco Bell and Kentucky Fried Chicken) were spun-off and operate as Tricon Global
Restaurants. Philip Morris is the largest consumer packaged goods company in the world, whose wholly-owned subsidiaries include Philip Morris, Inc., Philip Morris International, Kraft General Foods and Miller Brewing. Pitney Bowes, a maker of postage meters and related mailing equipment, also provides dictation systems, copiers, fax machines and other office equipment. Royal Dutch Petroleum, a major integrated oil company, owns Shell Oil in the U.S. Sears, Roebuck is a major retailer.
United Technologies produces plane engines, helicopters, elevators and air conditioners. WMX
Technologies is a provider of environmental services. Wal-Mart Stores operates almost 2,000
Wal-Mart discount department stores, 349 supercenters and 436 Sam's Wholesale Clubs.
Weyerhaeuser is a major forest products company which also has real estate and financial services units. Xerox makes copiers and other office equipment, as well as offering financial services.

 Because the Trust is organized as a unit investment trust, rather than as an investment company, the Trustee and the Sponsor do not have authority to manage Trust's assets fully in an attempt to take advantage of various market conditions to improve the Trust's net asset value, but may dispose of Securities under limited circumstances. (See "Administration of the Trust--
Portfolio Supervision".)

FEDERAL INCOME TAXES

 In the opinion of Carter, Ledyard & Milburn, counsel for the Sponsor, under existing law:

 1. The Trust is not an association taxable as a corporation for federal income tax purposes.
Under the Internal Revenue Code of 1986, as amended (the "Code"), each Unitholder will be treated as the owner of a pro rata portion of the Trust, and income of the Trust will be treated as income of the Unitholders.

 2. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder sells its Units or redeems its Units for cash.

 3. The Trust is not an association taxable as a corporation for New York State income tax purposes. Under New York State law, each
Unitholder will be treated as the owner of a pro rata portion of the Trust and the income of the Trust will be treated as income of the Unitholders.

 The following general discussion of the federal income tax treatment of an investment in Units of the Trust is based on the Code and Treasury regulations promulgated thereunder as in effect on the date of this Prospectus. The federal income tax treatment applicable to a Unitholder may depend upon the Unitholder's particular tax circumstances. The tax treatment of non U.S.
investors is not addressed. Future legislative, judicial or administrative changes could modify the statements below and could affect the tax consequences to Unitholders. Accordingly, each
Unitholder is advised to consult its own tax advisor concerning the effect of an investment in Units.

 General. The total tax cost of each Unit to a Unitholder is allocated among each of the Securities in accordance with the proportion of the Trust comprised by each Security to determine the initial per Unit tax cost for each Security.

 Each Unitholder must report on its federal income tax return a pro rata share of the entire income of the Trust, derived from dividends on Stocks, original issue discount or interest on Treasury
Obligations, gains or losses upon sales of Securities by the Trust and a pro rata share of the expenses of the Trust. Unitholders should note that their taxable income from an investment in Units will exceed cash distributions because taxable income will include accretions of original issue discount on the Treasury Obligations.

 Distributions with respect to Stock, to the extent they do not exceed current or accumulated earnings and profits of the distributing corporation, will be treated as dividends to the Unitholders and will be subject to income tax at ordinary rates. Corporate Unitholders may be entitled to the dividends-received deduction discussed below.

 To the extent distributions with respect to a Stock were to exceed the issuing corporation's current and accumulated earnings and profits, they would not constitute dividends. Rather, they would be treated as a tax free return of capital and would reduce a Unitholder's tax basis for such Stock. This reduction in basis would in effect increase any gain, or reduce any loss, realized by the Unitholder on any subsequent sale or other disposition of Units. After tax cost has been reduced to zero, any additional distributions in excess of current and accumulated earnings and profits would be taxable as gain from sale of Stock.

 A Unitholder who is an individual, estate or trust may be disallowed certain itemized deductions described in Code Section 67, including compensation paid to the Trustee and administrative expenses of the Trust, to the extent these itemized deductions, in the aggregate, do not exceed two percent of the Unitholder's adjusted gross income. Thus, a Unitholder's taxable income from an investment in Units may exceed amounts distributed to the extent amounts are used by the Trust to pay expenses.

 Corporate Dividends-Received Deduction.
Corporate holders of Units may be eligible for the dividends-received deduction with respect to distributions treated as dividends, subject to the limitations provided in Section 246 and 246A of the Code. The dividends-received deduction generally equals 70 percent of the amount of the dividend. The alternative minimum tax may have the effect of reducing the benefit of the deduction. Individuals, partnerships, trusts, S corporations and certain other entities are not eligible for the dividends-received deduction.
The Clinton Administration has proposed a reduction in the dividends-received deduction from 70 percent to 50 percent and there have been, from time to time, other proposals to reduce such deduction. The Sponsor is unable to predict whether the Clinton Administration proposal or any other proposal will be adopted during the life of the Trust.

 Original Issue Discount. The Trust will contain principal or interest portions of stripped "zero-coupon" United States Treasury Obligations which are treated as bonds that were originally issued at a discount ("original issue discount").
Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a bond was issued and its stated redemption price at maturity. For purposes of the preceding sentence, stripped obligations, such as the Treasury Obligations, which variously consist either of the right to receive payments of interest or the right to receive payments of principal, are treated by each successive pur-chaser as originally issued on their purchase dates at an issue price equal to their respective purchase prices thereof. The market value of the Trust assets will be provided to a Unitholder upon request in order to enable the Unitholder to calculate the original issue discount attributable to each of the Treasury Obligations. Original issue discount on Treasury Obligations (which were issued or treated as issued on or after July 2,
1982) is deemed earned over the life of such obligation, taking into account the compounding of accrued interest at least annually, resulting in an increasing amount of income in each year. Each
Unitholder is required to include in income each year the amount of original issue discount which accrues on its pro rata portion of each Treasury
Obligation which (with respect to such Unitholder) has original issue discount. The amount of accrued original issue discount included in income with respect to a Unitholder's interest in Treasury Obligations is thereupon added to the tax cost for such obligations.

 Gain or Loss on Sale. If a Unitholder sells or otherwise disposes of a Unit, the Unitholder generally will recognize gain or loss in an amount equal to the difference between the amount realized on the disposition allocable to the Securities and the Unitholder's adjusted tax bases in the Securities. In general, such adjusted tax bases will equal the Unitholder's aggregate cost for the Unit increased by any accrued original issue discount. Such gain or loss will be capital gain or loss if the Unit and underlying Securities were held as capital assets, except that such gain will be treated as ordinary income to the extent of any accrued original issue discount not previously reported. Each Unitholder generally will also recognize taxable gain or loss when all or part of its pro rata portion of a Security is sold or otherwise disposed of for an amount greater or less than its per Unit tax cost therefor.

 Withholding For Citizen or Resident Investors. In the case of any noncorporate Unitholder that is a citizen or resident of the United States a 31 percent "backup" withholding tax may apply to certain distributions of the Trust unless the Unitholder properly completes and files, under penalties of perjury, IRS Form W-9 (or its equivalent).

 The foregoing discussion is a general summary and relates only to certain aspects of the federal income tax consequences of an investment in the Trust. Unitholders, may also be subject to state and local taxation. Each Unitholder should consult its own tax advisor regarding the federal, state and local tax consequences to it of ownership of Units.

 Investment in the Trust may be suited for purchase by funds and accounts of individual investors that are exempt from federal income taxes such as Individual Retirement Accounts, tax-qualified retirement plans including Keogh Plans, and other tax-deferred retirement plans.
Unitholders desiring to purchase Units for tax-deferred plans and IRA's should consult their PaineWebber Investment Executive for details on establishing such accounts. Units may also be purchased by persons who already have self-directed accounts established under tax-deferred retirement plans.

             PUBLIC OFFERING OF UNITS

 Public Offering Price. The public offering price per Unit on the Initial Date of Deposit is equal to the aggregate market value of the Securities determined on the day preceding the Initial Date of Deposit, divided by the number of Units outstanding plus the sales charge of 4.75%, pursuant to an exemptive order of the SEC.
However, if the price would be less than $.97 1/2 then purchase orders received that day will be filled on the basis of the lower public offering price. Thereafter, the public offering price during the initial offering period will be computed by dividing the Trust Fund Evaluation, next determined after receipt of a purchase order, and, with respect to the Treasury Obligations, determined with reference to the offering side evaluation, by the number of Units outstanding plus the applicable sales charge. The initial public offering period will terminate when the Sponsor chooses to discontinue offering Units in the initial market. Thereafter, the Sponsor may offer Units in the secondary market. The public offering price in the secondary market will be the Trust Fund Evaluation per Unit next determined after receipt of a purchase order, determined with respect to the Treasury Obligations on the bid side of the market, plus the applicable sales charge. (See "Valuation".) The public offering price on any date subsequent to the Initial Date of Deposit will vary from the public offering price calculated on the business day prior to the Initial Date of Deposit due to fluctuations in the value of Stocks and the Treasury Obligations.

 Sales Charge and Volume Discount. Sales charges during the initial public offering period and for secondary market sales are set forth below. A discount in the sales charge is available to volume purchasers of Units due to economies of scales in sales effort and sales related expenses relating to volume purchases. The sales charge applicable to volume purchasers of Units is reduced on a graduated scale for sales to any person of at least $50,000 or 50,000 Units, applied on whichever basis is more favorable to the purchaser.

Secondary Market From January 25, 1997 Through
January 24, 1999
                                 Percent of
                                 Public     Percent of
                                 Offering   Net Amount
Aggregate Dollar Value of Units  Price      Invested
Less than $50,000                4.25%      4.44%
$50,000 to $99,999               4.00       4.17
$100,000 to $249,999             3.75       3.90
$250,000 to $499,999             3.00       3.09
$500,000 to $749,999             2.75       2.83
$750,000 to $999,999             2.50       2.56
$1,000,000 to $1,999,999         2.00       2.04
$2,000,000 or more               1.75       1.78

* The sales charge applicable to volume
purchasers according to the table above will be applied on either a dollar or Unit basis, depending upon which basis provides a more favorable purchase price to the purchaser.

Secondary market From              Secondary Market on
January 25, 1999                   and after
Through January 24, 2001           January 25, 2001
Percent of                         Percent of
Public               Percent of    Public       Percent of
Offering           Net Amount      Offering    Net Amount
Price                 Invested     Price         Invested
3.25%                   3.36%      2.25%            2.30%

 The volume discount sales charge shown above will apply to all purchases of Units on any one day by the same person in the amounts stated herein, and for this purpose purchases of Units of this Trust will be aggregated with concurrent purchases of any other trust which may be offered by the Sponsor. Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

 Employee Discount. Due to the realization of economies of scale in sales effort and sales related expenses with respect to the purchase of Units by employees of the Sponsor and its affiliates, the Sponsor intends to permit em-ployees of the Sponsor and its affiliates and certain of their relatives to purchase units of the Trust at a reduced sales charge of $5.00 per 1,000 Units.

 Exchange Option. Unitholders may elect to exchange any or all of their Units of this series for units of one or more of any series of PaineWebber Municipal Bond Fund (the "PaineWebber
Series"); The Municipal Bond Trust (the "National
Series"); The Municipal Bond Trust, Multi-State
Program (the "Multi-State Series"); The Municipal
Bond Trust, California Series (the "California
Series"); The Corporate Bond Trust (the "Corporate
Series"); PaineWebber Pathfinder's Trust (the
"Pathfinder's Trust"); the PaineWebber Federal
Government Trust (the "Government Series"); The
Municipal Bond Trust, Insured Series (the "Insured
Series"); or the PaineWebber Equity Trust (the
"Equity Series") (collectively referred to as the "Exchange Trusts"), at a Public Offering Price for the Units of the Exchange Trusts to be acquired based on a reduced sales charge of $15 per Unit, per 100 Units in the case of a trust whose Units cost approximately $10 or per 1,000 units in the case of a trust whose Units cost approximately one dollar. Unitholders of this Trust are not eligible for the Exchange Option into an Equity Trust, Growth Stock Series designated as a rollover series for the 30 day period prior to termination of the Trust. The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unitholder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expenses required for the Exchange
Option. Each Exchange Trust has different investment objectives, therefore a Unitholder should read the prospectus for the applicable exchange trust carefully prior to exercising this option. Exchange Trusts having as their objective the receipt of tax-exempt interest income would not be suitable for tax-deferred investment plans such as Individual Retirement Accounts. A
Unitholder who purchased Units of a series and paid a per Unit, per 100 Unit or per 1,000 Unit sales charge that was less than the per Unit, per 100 Unit or per 1,000 Unit sales charge of the series of the Exchange Trusts for which such Unitholder desires to exchange into, will be allowed to exercise the Exchange Option at the Unit Offering Price plus the reduced sales charge, provided the Unitholder has held the Units for at least five months. Any such Unitholder who has not held the Units to be exchanged for the five-month period will be required to exchange them at the Unit Offering Price plus a sales charge based on the greater of the reduced sales charge, or an amount which, together with the initial sales charge paid in connection with the acquisition of the Units being exchanged, equals the sales charge of the series of the Exchange Trust for which such Unitholder desires to exchange into, determined as of the date of the exchange.

 The Sponsor will permit exchanges at the reduced sales charge provided there is either a primary market for Units or secondary market maintained by the Sponsor in both the Units of this series and units of the applicable Exchange Trust and there are units of the applicable Exchange Trust available for sale. While the Sponsor has indicated that it intends to maintain a market for the Units of the respective Trusts, there is no obligation on its part to maintain such a market.
Therefore, there is no assurance that a market for Units will in fact exist on any given date at which a Unitholder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unitholder. Exchanges will be effected in whole
Units only. Any excess proceeds from Unitholders'
Units being surrendered will be returned.
Unitholders will be permitted to advance new money in order to complete an exchange to round up to the next highest number of Units. An exchange of Units pursuant to the Exchange Option will normally constitute a "taxable event" under the Code and a Unitholder will generally recognize a tax gain or loss at the time of exchange in the same manner as upon a sale of Units. Unitholders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

 The Sponsor reserves the right to modify, suspend or terminate this Exchange Option at any time without further notice to Unitholders. In the event the Exchange Option is not available to a Unitholder at the time he wishes to exercise it, the Unitholder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unitholder.

 To exercise the Exchange Option, a Unitholder should notify the Sponsor of his desire to exercise the Exchange Option and to use the proceeds from the sale of his Units to the Sponsor of this series to purchase Units of one or more of the Exchange Trusts from the Sponsor. If Units of the applicable outstanding series of the Exchange
Trust are at that time available for sale, and if such Units may lawfully be sold in the state in which the Unitholder is resident, the Unitholder may select the series or group of series for which he desires his investment to be exchanged. The Uni-tholder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

 The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price based on the market value of the Securities in the portfolio of the Trust next determined after receipt by the Sponsor of an exchange request and properly endorsed Certificate. Units of the Exchange Trust will be sold to the Unitholder at a price based upon the next determined market value of the Securities in the Exchange Trust plus the reduced sales charge.
Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the selling
Unitholder.

 For example, assume that a Unitholder, who has three thousand units of a trust with a current price of $1.30 per unit, desires to sell his units and seeks to exchange the proceeds for units of a series of an Exchange Trust with a current price of $890 per unit based on the bid prices of the underlying securities. In this example, which does not contemplate any rounding up to the next highest number of Units, the proceeds from the Unitholder's units would aggregate $3,900. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unitholder would be able to acquire four units in the Exchange Trust for a total cost of $3,620
($3,560 for the units and $60 for the sales charge). If all 3,000 units were tendered, the remaining $280 would be returned to the Unitholder.

 Conversion Option. Owners of units of any registered unit investment trust sponsored by another which was initially offered at a maximum applicable sales charge of at least 3.0% (a
"Conversion Trust") may elect to apply the cash proceeds of the sale or redemption of those units directly to acquire available units of any Exchange Trust at a reduced sales charge of $15 per Unit (or per 100 Units in the case of Exchange
Trusts having a Unit price of approximately $10, or per 1,000 Units in the case of Exchange Trusts having a Unit price of approximately $1), subject to the terms and conditions applicable to the Exchange Option (except that no secondary market is required for Conversion Trust units). To exercise this option, the owner should notify his retail broker. He will be given a prospectus for each series in which he indicates interest and for which units are available. The dealer must sell or redeem the units of the Conversion Trust. Any dealer other than PaineWebber must certify that the purchase of units of the Exchange Trust is being made pursuant to and is eligible for the Conversion Option. The dealer will be entitled to two thirds of the applicable reduced sales charge.
The Sponsor reserves the right to modify, suspend or terminate the Conversion Option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per Unit
(or per 100 Units or per 1,000 Units, as applicable) than the corresponding fee then being charged for the Exchange Option). For a description of the tax consequences of a conversion reference is made to the Exchange
Option section of the prospectus.

 Distribution of Units. The minimum purchase during the initial public offering is $1,000, except that the minimum purchase is $250 for purchases made in connection with Individual
Retirement Accounts or other tax-deferred retirement plans. Only whole Units may be purchased.

 The Sponsor is the sole underwriter of the Units.
Sales may, however, be made to dealers who are members of the National Association of Securities
Dealers, Inc. ("NASD") at prices which include a concession of $.03 per Unit, during the initial offering period and one-half of the highest applicable sales charge during the secondary market, subject to change from time to time. The difference between the sales charge and the dealer concession will be retained by the Sponsor. In the event that the dealer concession is 90% or more of the sales charge per Unit, dealers taking advan-tage of such concession may be deemed to be un-derwriters under the Securities Act of 1933.

 The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor intends to qualify the Units in all states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

 Secondary Market for Units. While not obligated to do so, the Sponsor intends to maintain a secondary market for the Units and continuously offer to purchase Units at the Trust Fund
Evaluation per Unit next computed after receipt by the Sponsor of an order from a Unitholder. The
Sponsor may cease to maintain such a market at any time, and from time to time, without notice. In the event that a secondary market for the Units is not maintained by the Sponsor, a Unitholder desiring to dispose of Units may tender such Units to the Trustee for redemption at the price calculated in the manner set forth under "Redemption". Redemption requests in excess of $100,000 may be redeemed "in kind" as described under "Redemption." The Sponsor does not in any way guarantee the enforceability, marketability, value or price of any stocks in the Trust, nor that of the Units.

 Investors should note the Trust Fund Evaluation per Unit at the time of sale or tender for redemption may be less than the price at which the Unit was purchased.

 The Sponsor may redeem any Units it has purchased in the secondary market if it determines for any reason that it is undesirable to continue to hold these Units in its inventory. Factors which the Sponsor may consider in making this determination will include the number of units of all series of all trusts which it holds in its inventory, the saleability of the Units and its estimate of the time required to sell the Units and general market conditions.

 Sponsor's Profits. In addition to the applicable sales charge, the Sponsor realizes a profit (or sustains a loss) in the amount of any difference between the cost of the Securities to the Sponsor and the price at which it deposits the Securities in the Trust, which is the value of the Securities, determined by the Trustee as described under "Valuation," at the close of business on the business day prior to the Initial Date of Deposit.
The cost of Securities to the Sponsor includes the amount paid by the Sponsor for brokerage commissions. These amounts are an expense of the Trust.

 Cash, if any, received from Unitholders prior to the settlement date for the purchase of Units or prior to the payment for Securities upon their delivery may be used in the Sponsor's business subject to the limitations of Rule 15c3-3 under the Securities and Exchange Act of 1934 and may be of benefit to the Sponsor.

 In selling any Units in the initial public offering after the Initial Date of Deposit, the Sponsor may realize profits or sustain losses resulting from fluctuations in the net asset value of outstanding Units during that period. In maintaining a secondary market for the Units, the Sponsor may realize profits or sustain losses in the amount of any differences between the price at which it buys Units and the price at which it resells or redeems such Units.

                 REDEMPTION

 Units may be tendered to Investors Bank & Trust
Company for redemption at its office in person, or by mail at Hancock Towers, 200 Clarendon Street,
Boston, MA 02116 upon payment of any transfer or similar tax which must be paid to effect the redemption. At the present time there are no such taxes. No redemption fee will be charged by the Sponsor or the Trustee. If Units are represented by a certificate, it must be properly endorsed accompanied by a letter requesting redemption. If held in uncertificated form, a written instrument of redemption must be signed by the Unitholder.
Unitholders must sign exactly as their names appear on the records of the Trustee with signatures guaranteed by an eligible guarantor institution or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator, or certificates of corporate authority. Unitholders should contact the Trustee to determine whether additional documents are necessary. Units tendered to the Trustee for redemption will be canceled, if not repurchased by the Sponsor.

 Units will be redeemed at the Redemption Value per Unit next determined after receipt of the redemption request in good order by the Trustee.
The Redemption Value per Unit is determined by dividing the Trust Fund Evaluation by the number of Units outstanding. (See "Valuation.")

 A redemption request is deemed received on the business day (See "Valuation" for a definition of business day) when such request is received prior to 4:00 p.m. If it is received after 4:00 p.m., it is deemed received on the next business day.
During the period in which the Sponsor maintains a secondary market for Units, the Sponsor may repur-chase any Unit presented for tender to Investors
Bank & Trust Company for redemption no later than the close of business on the second business day following such presentation and Unitholders will receive the Redemption Value next determined after receipt by the Trustee of the redemption request.
Proceeds of a redemption will be paid to the Uni-tholder on the seventh calendar day following the date of tender (or if the seventh calendar day is not a business day on the first business day prior thereto).

 With respect to cash redemptions, amounts representing income received shall be withdrawn from the Income Account, and, to the extent such balance is insufficient, from the Capital Account.
The Trustee is empowered, to the extent necessary, to sell Securities in such manner as is directed by the Sponsor, which direction shall be given so as to maximize the objectives of the Trust. In the event that no such direction is given by the Sponsor, the Trustee is empowered to sell
Securities as follows: Treasury Obligations will be sold so as to maintain in the Trust Treasury
Obligations in an amount which, upon maturity, will equal at least $1.00 per Unit outstanding after giving effect to such redemption and Stocks having the greatest amount of capital appreciation will be sold first. (See "Administration of the Trust".) However, with respect to redemption requests in excess of $100,000, the Sponsor may determine in its discretion to direct the Trustee to redeem Units "in kind" by distributing
Securities to the redeeming Unitholder. When Stock is distributed, a proportionate amount of Stock will be distributed, rounded to avoid the distribution of fractional shares and using cash or checks where rounding is not possible. The
Sponsor may direct the Trustee to redeem Units "in kind" even if it is then maintaining a secondary market in Units of the Trust. Securities will be valued for this purpose as set forth under "Valuation". A Unitholder receiving a redemption
"in kind" may incur brokerage or other transaction costs in converting the Securities distributed into cash. The availability of redemption "in-kind" is subject to compliance with all applicable laws and regulations, including the Securities Act of 1933, as amended.

 To the extent that Securities are redeemed in kind or sold, the size and diversity of the Trust will be reduced. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. In addition, because of the minimum amounts in which Securities are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to Unitholders on the Distribution Dates.

 The Trustee may, in its discretion, and will, when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the Redemption Value, for more than seven calendar days following the day of tender for any period during which the New York Stock Exchange, Inc. is closed other than for weekend and holiday clos-ings; or for any period during which the Securities and Exchange Commission determined that trading on the New York Stock Exchange, Inc. is restricted or for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or for such other period as the Securities and Exchange Commission may by order permit for the protection of Unitholders. The
Trustee is not liable to any person or in any way for any loss or damages which may result from any such suspension or postponement, or any failure to suspend or postpone when done in the Trustee's discretion.

                 VALUATION

 The Trustee will calculate the Trust's value (the
"Trust Fund Evaluation") per Unit at the Valuation
Time set forth under "Summary of Essential
Information" (1) on each June 30 and December 31
(or the last business day prior thereto), (2) on each business day as long as the Sponsor is maintaining a bid in the secondary market, (3) on the business day on which any Unit is tendered for redemption and (4) on any other day desired by the Sponsor or the Trustee, by adding (a) the aggregate value of the Securities and other assets determined by the Trustee as set forth below, (b) cash on hand in the Trust, income accrued on the Treasury Obligations but not distributed or held for distribution and dividends receivable on Stocks trading ex-dividend (other than any cash held in any reserve account established under the Indenture) and (c) accounts receivable for securities sold and any other assets of the Trust
Fund not included in (a) and (b) above and deducting therefrom the sum of (v) taxes or other governmental charges against the Trust not previ-ously deducted, (w) accrued fees and expenses of the Trustee and the Sponsor (including legal and auditing expenses) and other Trust expenses, (x) cash allocated for distribution to Unitholders, and (y) accounts payable for units tendered for redemption and any other liabilities of the Trust
Fund not included in (v), (w) , (x) and (y) above.
The per Unit Trust Fund Evaluation is calculated by dividing the result of such computation by the number of Units outstanding as of the date thereof. Business days do not include Saturdays, Sundays, New Year's Day, Martin Luther King, Jr.'s
Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and
Christmas Day and other days that the New York
Stock Exchange is closed.

 The value of Stocks shall be determined by the Trustee in good faith in the following manner: (1) if the Securities are listed on one or more national securities exchanges, such evaluation shall be based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is the principal market thereof
(deemed to be the New York Stock Exchange if the Securities are listed thereon) (2) if there is no such appropriate closing sale price on such exchange, at the mean between the closing bid and asked prices on such exchange (unless the Trustee deems such price inappropriate as a basis for evaluation), (3) if the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there are no such appropriate closing bid and asked prices available, such evaluation shall be made by the Trustee in good faith based on the closing sale price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or (4) if there is no such appropriate closing price, then (a) on the basis of current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market or (d) by any combination thereof.

 During the initial offering period the Treasury
Obligations are valued on the basis of offering prices; thereafter and for purposes of determining
Redemption Value they are valued on the basis of bid prices. The aggregate offering and bid prices of the Treasury Obligations, is the price obtained from investment dealers or brokers (which may include the Sponsor) who customarily deal in Treasury Obligations; or, if there is no market for the Treasury Obligations, and bid or offering prices are not available, on the basis of current bid or offering prices for comparable securities;
or by appraisal; or by any combination of the above, adjusted to reflect income accrued.

COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION VALUE

 While the Public Offering Price of Units during the initial offering period is determined on the basis of the current offering prices of the Treasury Obligations, the Public Offering Price of
Units in the secondary market and the Redemption
Value is determined on the basis of the current bid prices of the Treasury Obligations. The Stocks are valued on the same basis for the initial and secondary markets and for purposes of redemptions.
On the business day prior to the Initial Date of Deposit, the Public Offering Price per Unit (which figure includes the sales charge) exceeded the Re-demption Value, (see: "Essential Information").
The bid and offering prices of the Treasury
Obligations is expected to vary. For this reason and others, including the fact that the Public
Offering Price includes the sales charge, the amount realized by a Unitholder upon redemption of Units may be less than the price paid by the Unitholder for such Units.

              EXPENSES OF THE TRUST

 The cost of the preparation and printing of the Certificates, the Indenture and this Prospectus, the initial fees of the Trustee and the Trustee's counsel, advertising expenses and expenses incurred in establishing the Trust including legal and auditing fees, are paid by the Sponsor and not by the Trust. The Sponsor will receive no fee from the Trust for its services as Sponsor.

 The Sponsor will receive a fee, which is earned for portfolio supervisory services, and which is based upon the largest number of Units outstanding during the calendar year. The Sponsor's fee, which is initially $.00035 per Unit, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount it receives for portfolio supervisory services rendered to all series of the PaineWebber
Pathfinders Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year.

 For its services as Trustee and Evaluator, the Trustee will be paid in monthly installments, annually $.00145 per Unit computed monthly based upon the largest number of Units outstanding in the Trust during the preceding month. In addition, the regular and recurring expenses of the Trust are estimated to be $.00154 per Unit annually which include, but are not limited to certain mailing, printing, and audit expenses. Expenses in excess of this estimate will be borne by the Trust. The Trustee could also benefit to the extent that it may hold funds in non-interest bearing accounts created by the Indenture.

 The Sponsor's fee and Trustee's fee may be increased without approval of the Unitholders by an amount not exceeding a proportionate increase in the category entitled "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or if the Price
Index is no longer published, a similar index as determined by the Trustee and Sponsor.

 In addition to the above, the following charges are or may be incurred by each Trust and paid from the Income Account, or, to the extent funds are not available in such Account, from the Capital
Account (see "Administration of the Trust-
Accounts"): (1) fees for the Trustee for extraordinary services; (2) expenses of the Trustee (including legal and auditing expenses) and of counsel; (3) various governmental charges;
(4) expenses and costs of any action taken by the Trustee to protect the trusts and the rights and interests of the Unitholders; (5) indemnification of the Trustee for any loss, liabilities or expenses incurred by it in the administration of the Trust without gross negligence, bad faith or willful misconduct on its part; (6) brokerage commissions and other expenses incurred in connection with the purchase and sale of Securities; and (7) expenses incurred upon termination of the Trust. In addition, to the extent then permitted by the Securities and Exchange Commission, the Trust may incur expenses of maintaining registration or qualification of the Trust or the Units under Federal or state securities laws so long as the Sponsor is maintaining a secondary market (including, but not limited to, legal, auditing and printing expenses).

 The accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.00050 per Unit. Unitholders covered by the audit during the year may receive a copy of the audited financials upon request.

 The fees and expenses set forth above are payable out of the Trust and when unpaid will be secured by a lien on the Trust. Based upon the last dividend paid prior to the Initial Date of Deposit, dividends on the Stocks are expected to be sufficient to pay the estimated expenses of the Trust. To the extent that dividends paid with respect to the Stocks are not sufficient to meet the expenses of the Trust, the Trustee is authorized to sell Securities in the same manner as provided in "Redemption" herein.

              RIGHTS OF UNITHOLDERS

 Ownership of Units is evidenced by recordation on the books of the Trustee. In order to avoid additional operating costs and for investor convenience, certificates will not be issued unless a request, in writing with signature guaran-teed by an eligible guarantor institution or in such other manner as may be acceptable to the Trustee, is delivered by the Unitholder to the Sponsor. Issued Certificates are transferable by presentation and surrender to the Trustee at its office in Boston, Massachusetts properly endorsed or accompanied by a written instrument or instruments of transfer. Uncertificated Units are transferable by presentation to the Trustee at its office of a written instrument of transfer.

 Certificates may be issued in denominations of one Unit or any integral multiple thereof as deemed appropriate by the Trustee. A Unitholder may be required to pay $2.00 per certificate reissued or transferred, and shall be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange.
For new certificates issued to replace destroyed, mutilated, stolen or lost certificates, the Unitholder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to Investors Bank & Trust Company for replacement.

DISTRIBUTIONS

The Trustee will distribute any net income and principal received quarterly on the Distribution
Dates to Unitholders of record on the preceding
Record Date. Income with respect to the original issue discount on the Treasury Obligations will not be distributed although Unitholders will be subject to tax as if a distribution had occurred.
See "Federal Income Taxes".

 Within a reasonable period after the Trust is terminated, each Unitholder will, upon surrender of his Certificates for cancellation, receive his pro rata share of the amounts realized upon disposition of the Securities plus any other as-sets of the Trust, less expenses of the Trust.
(See "Termination.")

             ADMINISTRATION OF THE TRUST

 Accounts. All dividends received and interest, if any, accrued on Securities, proceeds from the sale of Securities or other monies received by the Trustee on behalf of the Trust shall be held in trust in non-interest bearing accounts until required to be disbursed.

 The Trustee will credit on its books to an Income
Account any dividends (including stock dividends which were sold) and interest, if any, accrued by the Trust. All other receipts (i.e. return of principal, and gains) are credited on its books to a Capital Account. Stock dividends received by the Trust, if any, will be sold by the Trustee and the proceeds therefrom be treated as income to the Trust. A record will be kept of qualifying dividends within the Income Account. The pro rata share of the Income Account and the pro rata share of the Capital Account represented by each Unit will be computed by the Trustee as set forth under "Valuation".

 The Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay expenses incurred by the Trust.
(See "Expenses and Charges.") In addition, the
Trustee may withdraw from the Income Account and the Capital Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Redemption.")

 The Trustee may establish reserves (the "Reserve
Account") within the Trust for state and local taxes, if any, and any other governmental charges payable out of the Trust.

 Reports and Records. With the distribution of income from the Trust, Unitholders will be furnished with a statement setting forth the amount being distributed from each account.

 The Trustee keeps records and accounts of the Trust at its office in Boston, including records of the names and addresses of Unitholders, a current list of underlying Securities in the portfolio and a copy of the Indenture. Records pertaining to a Unitholder or to the Trust (but not to other Unitholders) are available to the Unitholder for inspection at reasonable times during business hours.

 Within a reasonable period of time after the end of each calendar year, the Trustee will furnish each person who was a Unitholder at any time during the calendar year an annual report containing the following information, expressed in reasonable detail both as a dollar amount and as a dollar amount per Unit: (1) a summary of transactions for such year in the Income and Capital Accounts and any Reserves; (2) any
Securities sold during the year and the Securities held at the end of such year; (3) the Trust Fund
Evaluation per Unit, based upon a computation thereof on the 31st day of December of such year
(or the last business day prior thereto); and (4) amounts distributed to Unitholders during such year.

 Portfolio Supervision. The portfolio of the Trust is not "managed" by the Sponsor or the Trustee;
their activities described herein are governed solely by the provisions of the Indenture. The
Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security:

 (1) upon the failure of the issuer to declare or pay anticipated dividends or interest;

 (2) upon the institution of materially adverse action or proceeding at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or interest on any such Securities or the existence of any other materially adverse legal question or impediment affecting such Securities or the declaration or payment of dividends or interest on the same;

 (3) upon the breach of covenant or warranty in
any trust indenture or other document relating to
the issuer which might materially and adversely
affect either immediately or contingently the
declaration or     payment of dividends or
interest on such Securities;

 (4) upon the default in the payment of principal or par or stated value of, premium, if any, or income on any other outstanding securities of the issuer or the guarantor of such securities which might materially and adversely, either immediately or contingently, affect the declaration or payment of dividends or interest on the Securities;

 (5) upon the decline in price or the occurrence of any materially adverse market or credit factors, that in the opinion of the Sponsor, make the retention of such Securities not in the best interest of the Unitholder;

 (6) upon a public tender offer being made for a Security, or a merger or acquisition being announced affecting a Security that in the opinion of the Sponsor make the sale or tender of the Security in the best interests of the Unitholders;

 (7) upon a decrease in the Sponsor's internal rating of the Security; or

 (8) upon the happening of events which, in the opinion of the Sponsor, negatively affect the economic fundamentals of the issuer of the Security or the industry of which it is a part.

 The Trustee may dispose of Securities where necessary to pay Trust expenses or to satisfy redemption requests as directed by the Sponsor and in a manner necessary to maximize the objectives of the Trust, or if not so directed in its own discretion, provided however, that Treasury
Obligations will be sold so as to maintain in the Trust Treasury Obligations in an amount which, upon maturity, will equal at least $1.00 per Unit outstanding after giving effect to such redemption and Stocks having the greatest appreciation shall be sold first.

 Reinvestment. Cash received upon the sale of Stock (except for sales to meet redemption requests) and dividends received may, if and to the extent there is no legal or regulatory impediment, be reinvested in United States
Treasury obligations which mature on or prior to the next scheduled Distribution Date. The Sponsor anticipates that, where permitted, such proceeds will be reinvested in current interest- bearing
United States Treasury obligations unless factors exist such that such reinvestment would not be in the best interest of Unitholders or would be impractical. Such factors may include, among others, (i) short reinvestment periods which would make reinvestment in United States Treasury obligations undesirable or infeasible and (ii) amounts not sufficiently large so as to make a reinvestment economical or feasible. Any moneys held and not reinvested will be held in a non-interest bearing account until distribution on the next Distribution Date to Unitholders of record.

AMENDMENT OF THE INDENTURE

 The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions as will not materially adversely affect the interest of the Unitholders.

 The Indenture may be amended in any respect by the Sponsor and the Trustee with the consent of the holders of 51% of the Units then outstanding;
provided that no such amendment shall (1) reduce the interest in the Trust represented by a Unit or
(2) reduce the percentage of Unitholders required to consent to any such amendment, without the consent of all Unitholders.

 The Trustee will promptly notify Unitholders of the substance of any amendment affecting
Unitholders rights or their interest in the Trust.

             TERMINATION OF THE TRUST

 The Indenture provides that the Trust will terminate within 15 days after the maturity of the Treasury Obligations held n the Trust. If the value of the Trust as shown by any evaluation is less than twenty percent (20%) of the market value of the Securities on the Initial Date of Deposit, the Trustee may in its discretion, and will when so directed by the Sponsor, terminate such Trust.
The Trust may also be terminated at any time by the written consent of 51% of the Unitholders or by the Trustee upon the resignation or removal of the Sponsor if the Trustee determines termination to be in the best interest of the Unitholders. In no event will the Trust continue beyond the Mandatory Termination Date.

 As directed by the Sponsor approximately 30 days prior to the maturity of the Treasury Obligations the Trustee will begin to sell the Stocks held in the Trust. Stocks having the greatest amount of capital appreciation will be sold first. Upon termination of the Trust, the Trustee will sell any Stocks then remaining in the Trust and will then, after deduction of any fees and expenses of the Trust and payment into the Reserve Account of any amount required for taxes or other governmental charges that may be payable by the Trust, distribute to each Unitholder, upon surrender for cancellation of his Certificate after due notice of such termination, such Unitholder's pro rata share in the Income and Capital Accounts. Monies held upon the sale of Securities will be held in non-interest bearing accounts created by the Indenture until distributed and will be of benefit to the Trustee.
The sale of Stocks in the Trust in the period prior to termination and upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to impending or actual termination of the Trust. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder.

                  SPONSOR

 The Sponsor, PaineWebber Incorporated, is a corporation organized under the laws of the State of Delaware. The Sponsor is a member firm of the New York Stock Exchange, Inc. as well as other major securities and commodities exchanges and is a member of the National Association of Securities
Dealers, Inc. The Sponsor is engaged in a security and commodity brokerage business as well as underwriting and distributing new issues. The
Sponsor also acts as a dealer in unlisted securities and municipal bonds and in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

 The Indenture provides that the Sponsor will not be liable to the Trustee, any of the Trusts or to the Unitholders for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but will be li-able only for its own willful misfeasance, bad faith, gross negligence or willful disregard of its duties. The Sponsor will not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities in the Trust.

 The Indenture is binding upon any successor to the business of the Sponsor. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of the Sponsor and duly assumes all the obligations of the Sponsor under the Indenture. In such event the Sponsor shall be relieved of all further liability under the Indenture.

 If the Sponsor fails to undertake any of its duties under the Indenture, becomes incapable of acting, becomes bankrupt, or has its affairs taken over by public authorities, the Trustee may either appoint a successor Sponsor or Sponsors to serve at rates of compensation determined as provided in the Indenture or terminate the Indenture and liq-uidate the Trust.

                  TRUSTEE

 The Co-Trustees are The First National Bank of
Chicago, a national banking association with its corporate trust office at One First National
Plaza, Suite 0126, Chicago, Illinois 60670-0126
(which is subject to supervision by the
Comptroller of the Currency, the Federal Deposit
Insurance Corporation and the Board of Governors of the Federal Reserve System) and Investors Bank
& Trust Company, a Massachusetts trust company with its office at Hancock Towers, 200 Clarendon
Street, Boston, Massachusetts 02116, toll-free number 1-800-356-2754 (which is subject to supervision by the Massachusetts Commissioner of Banks, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve
System).

 The Indenture provides that the Trustee will not be liable for any action taken in good faith in reliance on properly executed documents or the disposition of moneys, Securities or Certificates or in respect of any valuation which it is required to make, except by reason of its own gross negligence, bad faith or willful misconduct, nor will the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and will not be liable for any such action taken by it in good faith. The Trustee will not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United
States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee. The Trustee will be indemnified and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability.

              INDEPENDENT AUDITORS

 The financial statements, including the Schedule of Investments, of the Trust in this prospectus have been audited by Ernst & Young LLP, Independent Auditors, and have been included herein in reliance upon their report given on their authority as experts in accounting and auditing.

                LEGAL OPINIONS

 The legality of the Units offered hereby has been passed upon by Carter, Ledyard and Milburn, 2 Wall
Street, New York, New York, as counsel for the
Sponsor.

ESSENTIAL INFORMATION REGARDING THE TRUST
As of December 31, 1997
Sponsor:       PaineWebber Incorporated
Co-Trustees:   Investors Bank & Trust Co. and
               The First National Bank of Chicago
Initial Date of Deposit: January 24, 1995
Aggregate Market Value of Securities in Trust:                        $9,355,302
Number of Units:                                                      5,700,000
Minimum Purchase
250 units for Individual Retirement Accounts
1,000 units for all else
Fractional Undivided Interest in the Trust Represented by
Each Unit:                                                            1/5,700,000th
Calculation of Public Offering Price Per Unit:
Value of Net Assets in Trust                                          $9,359,806
Divided by 5,700,000 Units                                            $1.6421
Plus Sales Charge of 4.25% of Public Offering Price                   $.0729
Public Offering Price per Unit                                        $1.7150
Redemption Value per Unit                                             $1.6421
Excess of Public Offering Price over Redemption Value per Unit:       $.0729
Sponsor's Repurchase Price per Unit                                   $1.6421
Excess of Public Offering over Sponsor's Repurchase Price per Unit:   $.0729
Evaluation Time:                                                      4 P.M. New York Time
Distribution Dates*:                                                  Quarterly on January 20, April 20,
                                                                      July 20 and October 20.
Record Date:                                                          March 31, June 30, September 30
                                                                      and December 31.
Mandatory Termination Date:                                           March 2, 2004 (15 days after
                                                                      maturity of the Treasury Obligations).
Discretionary Liquidation Amount:                                     20% of the value of the Securities
                                                                      upon completion of the deposit of
                                                                      the Securities
Estimated Expenses of the Trust * *:                                  $.00334 per Unit
   * See " Distributions "
* * See " Expenses of Trust ". Estimated
dividends from the Growth Stocks, based upon last
dividends
 actually paid, are expected by the Sponsor to
be sufficient to pay Estimated Expenses of the
Trust.

            REPORT OF INDEPENDENT AUDITORS
THE UNITHOLDERS, SPONSOR AND CO-TRUSTEES
THE PAINEWEBBER PATHFINDERS TRUST, TREASURY AND
GROWTH STOCK SERIES SIXTEEN:
 We have audited the accompanying statement of financial condition, including the schedule of investments, of The PaineWebber Pathfinders Trust,
Treasury and Growth Stock Series Sixteen as of
December 31, 1997 and the related statements of operations and changes in net assets for the years ended December 31, 1997, 1996 and for the period from January 24, 1995 (initial date of deposit) to December 31, 1995. These financial statements are the responsibility of the Co-Trustees. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, as shown in the statement of financial condition and schedule of investments, by correspondence with the Co-
Trustees. An audit also includes assessing the accounting principles used and significant estimates made by the Co-Trustees, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The PaineWebber
Pathfinders Trust, Treasury and Growth Stock
Series Sixteen at December 31, 1997 and the results of its operations and changes in its net assets for the years ended December 31, 1997, 1996 and for the period from January 24, 1995 to Decem-ber 31, 1995, in conformity with generally accepted accounting principles.
                           ERNST & YOUNG LLP
New York, New York
April 9, 1998

           THE PAINEWEBBER PATHFINDERS TRUST
         TREASURY AND GROWTH STOCK SERIES SIXTEEN
           STATEMENT OF FINANCIAL CONDITION
               December 31, 1997
                  ASSETS
Treasury Obligation - at market value (Cost $3,696,073)
(note A and note 1 to schedule of investments)                $4,019,577
Common Stock - at market value (Cost $2,745,641)
(note 1 to schedule of investments)                           5,335,725
Accrued dividends receivable                                  8,958
Cash                                                          26,830
Total Assets                                                  $9,391,090
               LIABILITIES AND NET ASSETS
Distribution payable                                                             $19,950
Accrued expenses payable                                                         11,334
Total Liabilities                                                                31,284
Net Assets (5,700,000 units of fractional undivided interest outstanding):
Cost to investors (note B)                                                       $6,762,954
Less gross underwriting commissions (note C)                                     (321,240)
                                                                                 6,441,714
Net unrealized market appreciation (note D)                                      2,913,588
Net amount applicable to unitholders                                             9,355,302
Undistributed investment income-net                                              1,857
Undistributed proceeds from securities sold                                      2,647
Net Assets                                                                       9,359,806
Total Liabilities and Net Assets                                                 $9,391,090
Net Asset Value per unit                                                         $1.6421
  See accompanying notes to financial statements.

           THE PAINEWEBBER PATHFINDERS TRUST
        TREASURY AND GROWTH STOCK SERIES SIXTEEN
              STATEMENT OF OPERATIONS
                                                                                      For the Period
                                                                                      from January 24,
                                                                                      1995 (Initial Date
                                                         Year Ended     Year Ended    of Deposit) to
                                                         December 31,   December 31,  December 31,
                                                         1997           1996          1995
Operations:
Investment income:
Accretion on Treasury Obligation                         $304,112       $389,395      $319,269
Dividend Income                                          111,489        161,242       125,237
Total investment income                                  415,601        550,637       444,506
Less expenses:
Trustee's fees, evaluator's expense and other expenses   22,814         27,814        26,101
    Total expenses                                       22,814         27,814        26,101
Investment income-net                                    392,787        522,823       418,405
Realized and unrealized gain on investments-net:
Net realized gain on securities transactions             936,554        495,309       103,602
Net change in unrealized market appreciation             833,109        154,465       1,926,014
Net gain on investments                                  1,769,663      649,774       2,029,616
Net increase in net assets resulting from operations     $2,162,450     $1,172,597    $2,448,021

      See accompanying notes to financial statements.

           THE PAINEWEBBER PATHFINDERS TRUST
TREASURY AND GROWTH STOCK SERIES SIXTEEN
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      For the Period
                                                                                      from January 24,
                                                                                      1995 (Initial Date
                                                         Year Ended     Year Ended    of Deposit) to
                                                         December 31,   December 31,  December 31,
                                                         1997           1996          1995
Operations:
Investment income-net                                    $392,787       $522,823      $418,405
Net realized gain on securities transactions             936,554        495,309       103,602
Net change in unrealized market appreciation             833,109        154,465       1,926,014
Net increase in net assets resulting from operations     2,162,450      1,172,597     2,448,021
Less: Distributions to Unitholders (Note E)
Investment income-net                                    84,492         128,244       117,116
    Total Distributions                                  84,492         128,244       117,116
Less: Units Redeemed by Unitholders (Note F)
Value of units at date of redemption                     3,278,139      2,944,184     699,230
Accrued dividends at date of redemption                  3,140          3,980         740
Accreted discount at date of redemption                  208,451        124,136       14,790
    Total Redemptions                                    3,489,730      3,072,300     714,760
    Increase (decrease) in net assets                    (1,411,772)    (2,027,947)   1,616,145
Net Assets:
Beginning of Period                                      10,771,578     12,799,525    952,500
Supplemental Deposits (Note F)                           ---            ---           10,230,880
End of Period                                            $9,359,806     $10,771,578   $12,799,525

See accompanying notes to financial statements.

           THE PAINEWEBBER PATHFINDERS TRUST
        TREASURY AND GROWTH STOCK SERIES SIXTEEN
            NOTES TO FINANCIAL STATEMENTS
               December 31, 1997
 (A) The financial statements of the Trust are
prepared on the accrual basis of accounting.
Security transactions are accounted for on the
date the securities are purchased or sold. The
original issue discount on the Treasury Obligation
is accreted on a level yield basis. The amount of
discount included in the cost of the Treasury
Obligation held as of December 31, 1997 is
$656,515.
 (B) Cost to investors represents the initial
public offering price as of the initial date of
deposit, and the value of units through
supplemental deposits computed on the basis set
forth under "Public Offering Price of Units",
adjusted for accretion on United States Treasury
Obligations and for securities sold since the date
of deposit.
 (C) Sales charge of the Public Offering Price per
Unit is computed on the basis set forth under
"Public Offering of Units - Sales Charge and
Volume Discount ".
 (D) At December 31, 1997, the gross unrealized
market appreciation was $2,916,692 and the gross
unrealized market depreciation was ($3,104).The
net unrealized market appreciation was $2,913,588.
 (E) Regular distributions of net income,
excluding accretion income and principal receipts
not used for redemption of units are made
quarterly. Special distributions may be made when
the Sponsor and Co-Trustee deem necessary. Income
with respect to the accretion of original issue
discount is not distributed although the
unitholder is subject to tax, where applicable, as
if the distribution had occurred. Accretion income
earned by the Trust increases a unitholder's cost
basis in the underlying security.
 (F) The following units were redeemed with
proceeds of securities sold as follows:
                                                                                    For the Period
                                                                                    from January 24,
                                                                                    1995 (Initial Date
                                                      Year Ended      Year Ended    of Deposit) to
                                                      December 31,    December 31,  December 31,
                                                      1997            1996          1995
Number of units redeemed                              2,300,000       2,400,000     600,000
Redemption amount                                     $3,489,730      $3,072,300    $714,760
The following units were sold through supplemental
deposits:
Number of units sold                                  ---             ---           10,000,000
Value of amount, net of sales charge                  ---             ---           $10,230,880

              THE PAINEWEBBER PATHFINDERS TRUST
          TREASURY AND GROWTH STOCK SERIES SIXTEEN
                  SCHEDULE OF INVESTMENTS
                  As of December 31, 1997
TREASURY OBLIGATIONS (42.97%)
Name of Security                               Coupon   Maturity Value   Maturity Date   Market Value(1)
U.S. Treasury Interest Payments (2) (42.97%)   0%       $5,700,000       2/15/2004       $4,019,577
COMMON STOCKS (57.03%)
Name of Issuer                             Number of Shares       Market Value
Aerospace/Defense: (1.62%)
Raytheon Company                           100                    $4,943
United Technologies Corporation            2,020                  147,081
Automobile: (2.30%)
Ford Motor Company                         2,471                  120,307
General Motors Corporation                 1,572                  95,303
Automobile Parts-Replacement: (.95%)
Genuine Parts Company                      2,612                  88,645
Beverages: (3.28%)
The Coca-Cola Company                      2,583                  172,092
PepsiCo, Inc.                              3,707                  135,074
Chemicals: (2.48%)
Dow Chemical Company                       955                    96,932
Du Pont (E.I.) de Nemours & Company        2,248                  135,021
Commercial Services: (.11%)
ACNielsen Corporation*                     410                    9,994
Computer Software: (2.79%)
Microsoft Corporation*                     2,020                  261,085
Diversified Operations: (.59%)
Cognizant Corporation                      1,235                  55,035
Electronics: (3.52%)
Emerson Electric Company                   2,021                  114,060
Hewlett-Packard Company                    2,473                  154,563
Motorola, Inc.                             1,067                  60,886
Environmental Control: (.68%)
Waste Management, Inc.                     2,303                  63,333
Financial Banks-Commercial: (5.52%)
Banc One Corporation                       2,285                  124,104
BankAmerica Corporation                    3,032                  221,336
NationsBank Corporation                    2,808                  170,762
Food-Processing: (2.58%)
General Mills, Inc.                        1,235                  88,457
Philip Morris Companies, Inc.              3,369                  152,658
Forest Products & Paper: (.85%)
Weyerhaeuser Company                       1,628                  79,874
Information Technology: (.02%)
NCR Corporation*                           85                     2,364
Insurance: (3.03%)
Allstate Corporation                       1,301                  118,228
American International Group, Inc.         1,515                  164,756
Manufacturing: (1.08%)
Minnesota Mining & Manufacturing Co.       1,235                  101,347
Office/Business Equipment: (3.41%)
Pitney-Bowes, Inc.                         2,022                  181,854
Xerox Corporation                          1,853                  136,775
                                                                  (Continued)

           THE PAINEWEBBER PATHFINDERS TRUST
          TREASURY AND GROWTH STOCK SERIES SIXTEEN
              SCHEDULE OF INVESTMENTS
              As of December 31, 1997
COMMON STOCKS (57.03%)
Name of Issuer                         Number of Shares       Market Value
Oil/Gas-International: (4.75%)
Amoco Corporation                      1,067                  $90,828
Chevron Corporation                    1,404                  108,108
Exxon Corporation                      2,022                  123,721
Royal Dutch Petroleum Company~         2,243                  121,543
Pharmaceuticals: (7.03%)
Abbott Laboratories                    1,967                  128,961
Bristol-Myers Squibb Company           2,134                  201,930
Johnson & Johnson                      2,247                  148,021
Merck & Company, Inc.                  1,685                  179,031
Publishing/Printing: (2.04%)
Dun & Bradstreet Corporation           1,235                  38,208
Gannett Company, Inc.                  2,470                  152,677
Restaurants/Food Service: (.26%)
Darden Restaurants, Inc.               1,045                  13,062
Tricon Global Restaurants, Inc.*       371                    10,773
Retail: (1.93%)
Sears, Roebuck and Company             1,404                  63,531
Wal-Mart Stores, Inc.                  2,976                  117,366
Retail-Special Line: (1.27%)
Home Depot, Inc.                       2,021                  118,986
Telecommunications: (4.92%)
Airtouch Communications, Inc.*         2,303                  95,718
AT & T Corporation                     1,348                  82,565
BellSouth Corporation                  2,248                  126,590
Lucent Technologies                    437                    34,905
SBC Communications, Inc.               1,643                  120,350
X-Ray Equipment: (.02%)
Imation Corporation*                   124                    1,982
TOTAL COMMON STOCKS                                           $5,335,725
TOTAL INVESTMENTS                                             $9,355,302

(1) Valuation of Securities was made by the Co-
Trustees as described in "Valuation".
(2) This security does not pay current
interest. On the maturity date thereof, the entire maturity value becomes due and payable. Generally, a fixed yield is earned on such security which takes into account the semi-annual compounding of accrued interest.  (See "The
Trust" and "Federal Income Taxes" herein).
  *  Non-income producing.
 ~ American Depositary Receipts.


                       CONTENTS OF REGISTRATION STATEMENT
          This registration statement comprises the following
  documents:
          The facing sheet.
          The Prospectus.
          The signatures.
          The following exhibits:
          EX-99.C1     Opinion of Counsel as to legality of securities
                       being registered
          EX-27        Financial Data Schedule
          EX-99.C2     Consent of Independent Auditors
                              FINANCIAL STATEMENTS
          1.      Statement of Condition of the Trust as shown in
                  the current Prospectus for this series.
          2.      Financial Statements of the Depositor.
                  PaineWebber Incorporated - Financial Statements incorporated by reference to Form 10-k and
                  Form 10-Q (File No. 1-7367) respectively.
  SIGNATURES
  Pursuant to the requirements of the Securities Act of 1933, the registrant, The PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 16 certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, and the State of New York on the
  22nd day of April, 1998.
                  PAINEWEBBER PATHFINDERS TRUST,
                  TREASURY AND GROWTH STOCK SERIES 16
                                  (Registrant)
                              By: PaineWebber Incorporated
                                  (Depositor)
                              /s/ ROBERT E. HOLLEY
                                  Robert E. Holley
                                  Senior Vice President
  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of PaineWebber Incorporated, the Depositor, by the following persons in the following capacities and in the City of New York, and State of New York, on this 22nd day of April, 1998.
  PAINEWEBBER INCORPORATED
       Name                        Office
  Donald B. Marron            Chairman, Chief Executive Officer
                              and Director of PaineWebber Incorporated*
  Regina A. Dolan             Executive Vice President,
                              Chief Financial Officer and
                              Director of PaineWebber Incorporated*
  Joseph J. Grano, Jr.        President and
                              Director of PaineWebber Incorporated*
  Steve P. Baum               Executive Vice President and
                              Director of PaineWebber Incorporated*
  Robert H. Silver            Executive Vice President and
                              Director of PaineWebber Incorporated*
  Mark B. Sutton              Executive Vice President and
                              Director of PaineWebber Incorporated*
  Margo N. Alexander          Executive Vice President and
                              Director of PaineWebber Incorporated*
  Terry L. Atkinson           Managing Director and
                              Director of PaineWebber Incorporated*
  Brian M. Barefoot           Executive Vice President and
                              Director of PaineWebber Incorporated*
  Michael Culp                Managing Director and
                              Director of PaineWebber Incorporated*
  Edward M. Kerschner         Managing Director and
                              Director of PaineWebber Incorporated*
  James P. MacGilvray         Executive Vice President and
                              Director of PaineWebber Incorporated*
                              By:/s/ ROBERT E. HOLLEY
                                    Attorney-in-fact*
  * Executed copies of the powers of attorney have been previously filed with the Securities and Exchange Commission with the Post Effective Amendment to the Registration Statement File No. 2-61279.